Trade receivables, tax receivables and other current assets	12 Months Ended
Dec. 31, 2025
Trade receivables, tax receivables and other current assets
Trade receivables, tax receivables and other current assets

Note 10. Trade receivables, tax receivables and other current assets

10.1Trade receivables and others

Trade receivables and others break down as follows (by maturity of issuance date):

	December 31,	December 31,	December 31,
(in thousands of euros)	2023	2024	2025
3 months or less	3,807	531	2,016
Trade receivables and others	3,807	531	2,016

The average payment period is 30 days.

As of December 31, 2025, trade receivables and others increased by €1.5 million, mainly due to the reinvoicing to CTTQ of part of the Company’s study costs.

As of December 31, 2024, trade receivables and others decreased by €3.3 million mainly due to the receipt of a payment from CTTQ for the reinvoicing of part of the Company’s study costs.

As of December 31, 2023, trade receivables and others mainly consisted of the reinvoicing to CTTQ of a share of costs incurred, for the Phase I clinical pharmacology study and the ongoing NATiV3 Phase III trial.

10.2Tax receivables and Other current assets

	December 31,	December 31,	December 31,
(in thousands euros)	2023	2024	2025
CIR and other research tax credits	5,333	4,915	2,267
Other	19	25	14
Tax receivables	5,352	4,941	2,281
Prepaid expenses	4,656	2,442	3,952
Short-term deposit accounts	70	—	131,558
Current accrued income	1,047	1,574	1,575
Liquidity agreement - Cash	422	349	527
VAT receivables	5,066	5,055	3,148
Other receivables	435	56	101
Other current assets	11,696	9,476	140,861
Other current assets and receivables	17,048	14,417	143,142

French Research Tax Credit (“CIR”)

As of December, 31, 2025, tax receivables are mainly composed of the provision of the 2025 CIR for €2.3 million.

As of December 31, 2024, tax receivables amounted to €4.9 million, mainly relating to the 2024 CIR for an amount of €4.9 million.

As of December 31, 2023, tax receivables amounted to €5.4 million, mainly relating to the 2023 CIR, for an amount of €5.3 million.

Prepaid expenses

Prepaid expenses amounted to €4.0 million as of December 31, 2025, and are mainly composed of trial costs related to the NATiV3 Phase III global trial and €1.3 million in connection with the new ATM program as of December 31, 2025.

As of December 31, 2024, prepaid expenses, which decreased by approximately €2.2 million compared to December 31, 2023, were mainly composed of trial costs related to the NATiV3 Phase III global trial in 2024.

As of December 31, 2023, prepaid expenses amounted to €4.7 million and were mainly composed of prepaid expenses for the NATiV3 Phase III clinical trial, and to a lesser extent, for directors’ and officers’ insurance costs (D&O insurance taken out following the Company’s listing on the Nasdaq Global Market in 2020).

Short-term deposit accounts

As of December 31, 2025, the short - term deposit accounts increased by €131.6 million, primarily due to the short-term deposit accounts subscribed during the fourth quarter of the period with Crédit Agricole for €43.0 million and $14.6 million (€12.4 million), and with Société Générale for €53.0 million and $26.5 million (€22.5 million).

As of December 31, 2024, the Company had no short-term deposit accounts.

As of December 31, 2023, short-term deposit accounts were composed exclusively of accrued interest.

Current accrued income

As of December 31, 2025, and December 31, 2024, the current accrued income remained stable for €1.6 million, mainly due to the re-invoicing of the costs of the NATiV3 Phase III global trial.